UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2015

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 600 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	713-634-7777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 3.03 below is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On March 4, 2015, the Board of Directors of Furmanite Corporation (the “Company”) approved a change to the terms of the Company’s existing Rights Agreement (the “Rights Agreement”), dated as of April 15, 2008, by and between the Company and The Bank of New York Trust Company, N.A. (the “Rights Agent”) to accelerate the Final Expiration Date of the rights to the close of business on March 6, 2015, effectively terminating the plan as of such date.

The Rights Agreement, a copy of which was previously filed as Exhibit 4.1 to the Company’s Form 8-A/A filed on April 18, 2008, is incorporated by reference, and the foregoing description is qualified in its entirety by reference to the Rights Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

Date: March 9, 2015	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Financial Officer and Chief Administrative Officer